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                                                                    Exhibit 99.3



                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

       I hereby consent to my inclusion as a prospective director of Harvard Bioscience, Inc. in the Registration Statement on Form S-4 of Harvard Bioscience, Inc., including in the Proxy Statement and Prospectus constituting a part thereof, and any amendments thereto.

                                         /s/ Jeffrey S. Williams
                                         ---------------------------------
                                         Jeffrey S. Williams